UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) April 10th,  2008

STRONGBOW RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Nevada	20-4119257
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

000-52645

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(Commission File Number)

2764 Lake Sahara Drive, Suite 111, Las Vegas Nevada 89117

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(Address of principal executive offices including postal code)

(702) 938 3656

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(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

On April 9th, 2008 the Company accepted the resignation of Lorne Reicher as President, Secretary/Treasurer, Director, and Chief Executive Officer of the Company. Mr. Reicher served as President, Secretary, Treasurer, Director and Chief Executive Officer since July 9, 2004.

Effective April 9th, 2008 the Company appointed Darren Hayes to the position of President and Chief Executive Officer. Mr. Hayes already serves as a Director of the Company since March 24, 2008.

Effective April 9th, 2008 the Company appointed Herbert Schmidt to the position of Secretary/Treasurer. Mr. Schmidt already serves as a Director and Chief Financial Officer of the Company since October 22, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunder duly authorized.

STRONGBOW RESOURCES, INC.

By:	_/s/ Darren Hayes

Darren Hayes

President, CEO, and Director